FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
dollars in thousands, except per-share data and percentages
	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2019	2018	2018	2018	2018
Ending Balances
Investments	$2,748,249	$2,686,973	$2,635,413	$2,593,283	$2,592,823
Loans, net of unearned income	16,262,633	16,165,800	15,925,093	15,792,969	15,696,284
Total assets	20,974,649	20,682,152	20,364,810	20,172,539	19,948,941
Deposits	16,377,978	16,376,159	16,249,014	15,599,799	15,477,103
Shareholders' equity	2,301,019	2,247,573	2,283,014	2,245,785	2,235,493

Average Balances
Investments	$2,699,130	$2,646,266	$2,596,414	$2,601,705	$2,556,986
Loans, net of unearned income	16,194,375	15,965,637	15,862,143	15,768,377	15,661,032
Total assets	20,690,365	20,512,130	20,273,232	20,063,375	19,876,093
Deposits	16,275,633	16,413,066	15,967,234	15,517,424	15,420,312
Shareholders' equity	2,265,097	2,281,669	2,269,093	2,246,904	2,224,615

Income Statement
Net interest income	$163,315	$162,944	$160,127	$156,067	$151,318
Provision for credit losses	5,100	8,200	1,620	33,117	3,970
Non-interest income	46,751	49,523	51,033	49,094	45,875
Non-interest expense	137,824	140,685	135,413	133,345	136,661
Income before taxes	67,142	63,582	74,127	38,699	56,562
Net income	56,663	58,083	65,633	35,197	49,480
Pre-provision net revenue(1)	73,775	78,320	77,370	73,449	62,150

Per Share
Net income (basic)	$0.33	$0.33	$0.37	$0.20	$0.28
Net income (diluted)	0.33	0.33	0.37	0.20	0.28
Cash dividends	0.13	0.16	0.12	0.12	0.12
Tangible common equity(1)	10.39	10.08	9.95	9.75	9.71
Weighted average shares (basic)	169,884	174,571	175,942	175,764	175,303
Weighted average shares (diluted)	170,909	175,473	177,128	176,844	176,568

Asset Quality
Net charge-offs to average loans (annualized)	0.10%	0.17%	0.08%	1.01%	0.10%
Non-performing loans to total loans	0.85%	0.86%	0.75%	0.78%	0.86%
Non-performing assets to total assets	0.70%	0.73%	0.64%	0.67%	0.73%
Allowance for credit losses to loans outstanding	1.05%	1.05%	1.05%	1.07%	1.12%
Allowance for loan losses to loans outstanding	1.00%	0.99%	0.99%	0.99%	1.04%
Allowance for credit losses to non-performing loans	123%	121%	140%	137%	131%
Allowance for loan losses to non-performing loans	117%	115%	131%	126%	121%
Non-performing assets to tangible shareholders' equity and allowance for credit losses(1)	7.63%	7.97%	6.81%	7.16%	7.73%

Profitability
Return on average assets	1.11%	1.12%	1.28%	0.70%	1.01%
Return on average shareholders' equity	10.15%	10.10%	11.48%	6.28%	9.02%
Return on average shareholders' equity (tangible)(1)	13.28%	13.17%	14.99%	8.23%	11.85%
Net interest margin	3.49%	3.44%	3.42%	3.39%	3.35%
Efficiency ratio(1)	63.9%	62.2%	62.5%	63.3%	67.5%

Capital Ratios
Tangible common equity ratio(1)	8.64%	8.52%	8.83%	8.73%	8.78%
Tier 1 leverage ratio(2)	9.00%	9.01%	9.34	9.20%	9.21%
Common equity Tier 1 capital ratio(2)	10.30%	10.22%	10.80%	10.60%	10.59%
Tier 1 capital ratio(2)	10.30%	10.22%	10.80%	10.60%	10.59%
Total risk-based capital ratio(2)	12.80%	12.75%	13.34%	13.18%	13.22%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Regulatory capital ratios as of March 31, 2019 are preliminary and remaining periods are actual.

Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2019	2018	2018	2018	2018	2018	2018
ASSETS
Cash and due from banks	$115,884	$103,436	$90,361	$99,742	$100,151	12.0%	15.7%
Other interest-earning assets	411,037	421,534	388,256	364,802	267,806	(2.5)%	53.5%
Loans held for sale	27,768	27,099	27,525	35,898	23,450	2.5%	18.4%
Investment securities	2,748,249	2,686,973	2,635,413	2,593,283	2,592,823	2.3%	6.0%
Loans, net of unearned income	16,262,633	16,165,800	15,925,093	15,792,969	15,696,284	0.6%	3.6%
Allowance for loan losses	(162,109)	(160,537)	(157,810)	(156,050)	(163,217)	1.0%	(0.7)%
Net loans	16,100,524	16,005,263	15,767,283	15,636,919	15,533,067	0.6%	3.7%
Premises and equipment	239,004	234,529	231,236	230,195	230,313	1.9%	3.8%
Accrued interest receivable	62,207	58,879	58,584	55,208	53,060	5.7%	17.2%
Goodwill and intangible assets	535,356	531,556	531,556	531,556	531,556	0.7%	0.7%
Other assets	734,620	612,883	634,596	624,936	616,715	19.9%	19.1%
Total Assets	$20,974,649	$20,682,152	$20,364,810	$20,172,539	$19,948,941	1.4%	5.1%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$16,377,978	$16,376,159	$16,249,014	$15,599,799	$15,477,103	—%	5.8%
Short-term borrowings	829,016	754,777	485,565	983,833	937,852	9.8%	(11.6)%
Other liabilities	401,324	311,364	355,102	351,174	359,994	28.9%	11.5%
FHLB advances and long-term debt	1,065,312	992,279	992,115	991,948	938,499	7.4%	13.5%
Total Liabilities	18,673,630	18,434,579	18,081,796	17,926,754	17,713,448	1.3%	5.4%
Shareholders' equity	2,301,019	2,247,573	2,283,014	2,245,785	2,235,493	2.4%	2.9%
Total Liabilities and Shareholders' Equity	$20,974,649	$20,682,152	$20,364,810	$20,172,539	$19,948,941	1.4%	5.1%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,428,688	$6,434,285	$6,337,984	$6,304,475	$6,332,508	(0.1)%	1.5%
Commercial - industrial, financial and agricultural	4,429,538	4,404,548	4,288,823	4,264,602	4,299,072	0.6%	3.0%
Real estate - residential mortgage	2,313,908	2,251,044	2,173,548	2,094,530	1,976,524	2.8%	17.1%
Real estate - home equity	1,413,500	1,452,137	1,469,152	1,491,395	1,514,241	(2.7)%	(6.7)%
Real estate - construction	953,087	916,599	979,857	990,705	976,131	4.0%	(2.4)%
Consumer	433,545	419,186	390,708	360,315	326,766	3.4%	32.7%
Leasing and other	290,367	288,001	285,021	286,947	271,042	0.8%	7.1%
Total Loans, net of unearned income	$16,262,633	$16,165,800	$15,925,093	$15,792,969	$15,696,284	0.6%	3.6%
Deposits, by type:
Noninterest-bearing demand	$4,255,043	$4,310,105	$4,216,064	$4,324,659	$4,291,821	(1.3)%	(0.9)%
Interest-bearing demand	4,207,442	4,240,974	4,289,181	3,854,680	3,984,423	(0.8)%	5.6%
Savings and money market accounts	4,907,346	4,926,937	4,878,982	4,597,510	4,487,277	(0.4)%	9.4%
Total demand and savings	13,369,831	13,478,016	13,384,227	12,776,849	12,763,521	(0.8)%	4.8%
Brokered deposits	251,395	176,239	164,601	161,447	64,195	42.6%	N/M
Time deposits	2,756,752	2,721,904	2,700,186	2,661,503	2,649,387	1.3%	4.1%
Total Deposits	$16,377,978	$16,376,159	$16,249,014	$15,599,799	$15,477,103	—%	5.8%
Short-term borrowings, by type:
Customer repurchase agreements	$54,440	$43,499	$82,741	$152,594	$165,186	25.2%	(67.0)%
Customer short-term promissory notes	299,576	326,278	267,824	303,239	342,666	(8.2)%	(12.6)%
Short-term FHLB advances	475,000	385,000	85,000	185,000	35,000	23.4%	N/M
Federal funds purchased	—	—	50,000	343,000	395,000	—%	(100.0)%
Total Short-term Borrowings	$829,016	$754,777	$485,565	$983,833	$937,852	9.8%	(11.6)%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2019	2018	2018	2018	2018	2018	2018
Interest Income:
Interest income	$204,700	$200,609	$194,048	$186,170	$177,687	2.0%	15.2%
Interest expense	41,385	37,665	33,921	30,103	26,369	9.9%	56.9%
Net Interest Income	163,315	162,944	160,127	156,067	151,318	0.2%	7.9%
Provision for credit losses	5,100	8,200	1,620	33,117	3,970	(37.8)%	28.5%
Net Interest Income after Provision	158,215	154,744	158,507	122,950	147,348	2.2%	7.4%
Non-Interest Income:
Wealth management fees	13,239	13,408	13,066	12,803	12,871	(1.3)%	2.9%
Mortgage banking income	4,772	4,774	4,896	5,163	4,193	—%	13.8%
Consumer banking income:
Card income	4,686	4,966	5,382	4,708	4,441	(5.6)%	5.5%
Overdraft fees	4,104	4,653	4,443	4,268	4,241	(11.8)%	(3.2)%
Other consumer banking income	2,587	2,799	2,840	2,955	2,726	(7.6)%	(5.1)%
Total consumer banking income	11,377	12,418	12,665	11,931	11,408	(8.4)%	(0.3)%
Commercial banking income:
Merchant and card income	5,558	5,656	6,307	6,155	5,308	(1.7)%	4.7%
Cash management fees	4,361	4,340	4,472	4,452	4,317	0.5%	1.0%
Commercial loan interest rate swap fees	2,028	2,540	3,607	2,393	1,291	(20.2)%	57.1%
Other commercial banking income	2,816	3,466	3,154	3,431	3,040	(18.8)%	(7.4)%
Total commercial banking income	14,763	16,002	17,540	16,431	13,956	(7.7)%	5.8%
Other income	2,535	2,921	2,852	2,762	3,428	(13.2)%	(26.1)%
Non-interest income before investment securities gains	46,686	49,523	51,019	49,090	45,856	(5.7)%	1.8%
Investment securities gains, net	65	—	14	4	19	N/M	N/M
Total Non-Interest Income	46,751	49,523	51,033	49,094	45,875	(5.6)%	1.9%
Non-Interest Expense:
Salaries and employee benefits	77,757	75,745	76,770	74,919	75,768	2.7%	2.6%
Net occupancy expense	12,909	12,708	12,578	12,760	13,632	1.6%	(5.3)%
Data processing and software	10,353	10,203	10,157	10,453	10,473	1.5%	(1.1)%
Other outside services	8,352	8,944	9,122	7,568	8,124	(6.6)%	2.8%
Professional fees	3,960	3,546	3,427	2,372	4,816	11.7%	(17.8)%
Equipment expense	3,342	3,275	3,000	3,434	3,534	2.0%	(5.4)%
FDIC insurance expense	2,609	2,563	2,814	2,663	2,953	1.8%	(11.6)%
Marketing	2,160	1,577	2,692	2,335	2,250	37.0%	(4.0)%
Amortization of tax credit investments	1,491	6,538	1,637	1,637	1,637	(77.2)%	(8.9)%
Intangible amortization	107	—	—	—	—	100.0%	100.0%
Other	14,784	15,586	13,216	15,204	13,474	(5.1)%	9.7%
Total Non-Interest Expense	137,824	140,685	135,413	133,345	136,661	(2.0)%	0.9%
Income Before Income Taxes	67,142	63,582	74,127	38,699	56,562	5.6%	18.7%
Income tax expense	10,479	5,499	8,494	3,502	7,082	90.6%	48.0%
Net Income	$56,663	$58,083	$65,633	$35,197	$49,480	(2.4)%	14.5%

PER SHARE:
Net income:
Basic	$0.33	$0.33	$0.37	$0.20	$0.28	—%	17.9%
Diluted	0.33	0.33	0.37	0.20	0.28	—%	17.9%
Cash dividends	0.13	0.16	0.12	0.12	0.12	(18.8)%	8.3%

Weighted average shares (basic)	169,884	174,571	175,942	175,764	175,303	(2.7)%	(3.1)%
Weighted average shares (diluted)	170,909	175,473	177,128	176,844	176,568	(2.6)%	(3.2)%
N/M - not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	March 31, 2019			December 31, 2018			March 31, 2018
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$16,194,375	$186,122	4.65%	$15,965,637	$182,358	4.54%	$15,661,032	$162,262	4.19%
Taxable investment securities	2,285,724	15,435	2.70%	2,283,897	15,005	2.63%	2,198,838	13,193	2.40%
Tax-exempt investment securities	444,132	4,150	3.71%	426,872	3,978	3.71%	412,830	3,753	3.64%
Equity securities	—	—	—%	—	—	—%	509	5	3.93%
Total Investment Securities	2,729,856	19,585	2.87%	2,710,769	18,983	2.80%	2,612,177	16,951	2.60%
Loans held for sale	16,434	240	5.85%	22,361	271	4.85%	20,015	216	4.31%
Other interest-earning assets	366,175	2,002	2.20%	492,529	2,177	1.76%	302,783	1,172	1.55%
Total Interest-earning Assets	19,306,840	207,949	4.35%	19,191,296	203,789	4.22%	18,596,007	180,601	3.93%
Noninterest-earning assets:
Cash and due from banks	110,693			111,252			105,733
Premises and equipment	237,124			233,445			230,247
Other assets	1,197,034			1,131,548			1,113,326
Less: allowance for loan losses	(161,326)			(155,411)			(169,220)
Total Assets	$20,690,365			$20,512,130			$19,876,093
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,153,984	$7,519	0.73%	$4,225,157	$7,448	0.70%	$3,958,894	$4,004	0.41%
Savings deposits	4,912,856	9,962	0.82%	4,979,712	9,745	0.78%	4,494,445	4,367	0.39%
Brokered deposits	220,115	1,382	2.55%	164,280	969	2.34%	74,026	276	1.51%
Time deposits	2,765,803	10,826	1.59%	2,722,141	9,997	1.46%	2,646,779	7,803	1.20%
Total Interest-bearing Deposits	12,052,758	29,689	1.00%	12,091,290	28,159	0.92%	11,174,144	16,450	0.60%
Short-term borrowings	820,054	3,582	1.76%	504,550	1,410	1.11%	896,839	2,041	0.91%
FHLB advances and long-term debt	1,002,463	8,114	3.26%	988,914	8,096	3.26%	987,315	7,878	3.21%
Total Interest-bearing Liabilities	13,875,275	41,385	1.21%	13,584,754	37,665	1.10%	13,058,298	26,369	0.82%
Noninterest-bearing liabilities:
Demand deposits	4,222,875			4,321,776			4,246,168
Other	327,118			323,931			347,012
Total Liabilities	18,425,268			18,230,461			17,651,478
Shareholders' equity	2,265,097			2,281,669			2,224,615
Total Liabilities and Shareholders' Equity	$20,690,365			$20,512,130			$19,876,093
Net interest income/net interest margin (fully taxable equivalent)		166,564	3.49%		166,124	3.44%		154,232	3.35%
Tax equivalent adjustment		(3,249)			(3,180)			(2,914)
Net interest income		$163,315			$162,944			$151,318

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.93%, 0.84% and 0.62% for the three months ended March 31, 2019, December 31, 2018 and March 31, 2018, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2019	2018	2018	2018	2018	2018	2018
Loans, by type:
Real estate - commercial mortgage	$6,378,145	$6,343,024	$6,309,663	$6,298,534	$6,305,821	0.6%	1.1%
Commercial - industrial, financial and agricultural	4,462,609	4,329,937	4,304,320	4,335,097	4,288,634	3.1%	4.1%
Real estate - residential mortgage	2,276,611	2,209,993	2,142,977	2,026,161	1,958,505	3.0%	16.2%
Real estate - home equity	1,433,574	1,459,647	1,474,011	1,502,936	1,538,974	(1.8)%	(6.8)%
Real estate - construction	930,246	931,724	969,575	978,327	984,242	(0.2)%	(5.5)%
Consumer	424,480	406,436	375,656	345,572	315,927	4.4%	34.4%
Leasing and other	288,710	284,876	285,941	281,750	268,930	1.3%	7.4%
Total Loans, net of unearned income	$16,194,375	$15,965,637	$15,862,143	$15,768,377	$15,661,033	1.4%	3.4%
Deposits, by type:
Noninterest-bearing demand	$4,222,875	$4,321,776	$4,298,020	$4,281,574	$4,246,168	(2.3)%	(0.5)%
Interest-bearing demand	4,153,984	4,225,157	4,116,051	3,952,115	3,958,894	(1.7)%	4.9%
Savings and money market accounts	4,912,856	4,979,712	4,718,148	4,538,083	4,494,445	(1.3)%	9.3%
Total demand and savings	13,289,715	13,526,645	13,132,219	12,771,772	12,699,507	(1.8)%	4.6%
Brokered deposits	220,115	164,280	162,467	85,242	74,026	34.0%	197.3%
Time deposits	2,765,803	2,722,141	2,672,548	2,660,412	2,646,779	1.6%	4.5%
Total Deposits	$16,275,633	$16,413,066	$15,967,234	$15,517,426	$15,420,312	(0.8)%	5.5%
Short-term borrowings, by type:
Customer repurchase agreements	$56,707	$64,102	$148,660	$162,276	$175,292	(11.5)%	(67.6)%
Customer short-term promissory notes	312,092	310,296	298,896	316,049	308,725	0.6%	1.1%
Federal funds purchased	157,122	43	145,793	398,297	379,822	N/M	(58.6)%
Short-term FHLB advances	294,133	130,109	130,783	146,538	33,000	126.1%	N/M
Total Short-term Borrowings	$820,054	$504,550	$724,132	$1,023,160	$896,839	62.5%	(8.6)%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2019	2018	2018	2018	2018
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$169,410	$167,826	$169,247	$176,019	$176,084
Loans charged off:
Commercial - industrial, financial and agricultural	(2,787)	(6,263)	(3,541)	(38,632)	(4,005)
Real estate - commercial mortgage	(1,145)	(762)	(650)	(366)	(267)
Consumer and home equity	(902)	(1,884)	(1,415)	(1,528)	(1,300)
Real estate - residential mortgage	(655)	(446)	(483)	(483)	(162)
Real estate - construction	(95)	(392)	(212)	(606)	(158)
Leasing and other	(785)	(889)	(582)	(545)	(505)
Total loans charged off	(6,369)	(10,636)	(6,883)	(42,160)	(6,397)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	1,243	2,647	731	541	1,075
Real estate - commercial mortgage	136	94	928	321	279
Consumer and home equity	407	684	607	717	385
Real estate - residential mortgage	132	100	317	96	107
Real estate - construction	84	415	664	444	306
Leasing and other	229	80	595	152	210
Recoveries of loans previously charged off	2,231	4,020	3,842	2,271	2,362
Net loans recovered charged off	(4,138)	(6,616)	(3,041)	(39,889)	(4,035)
Provision for credit losses	5,100	8,200	1,620	33,117	3,970
Balance at end of period	$170,372	$169,410	$167,826	$169,247	$176,019
Net charge-offs to average loans (annualized)	0.10%	0.17%	0.08%	1.01%	0.10%
NON-PERFORMING ASSETS:
Non-accrual loans	$127,141	$128,572	$106,433	$111,116	$122,966
Loans 90 days past due and accruing	11,540	11,106	13,663	12,628	11,676
Total non-performing loans	138,681	139,678	120,096	123,744	134,642
Other real estate owned	9,012	10,518	10,684	11,181	10,744
Total non-performing assets	$147,693	$150,196	$130,780	$134,925	$145,386
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$50,148	$51,269	$43,391	$44,045	$54,915
Real estate - commercial mortgage	29,817	32,153	37,393	39,278	36,183
Real estate - residential mortgage	22,299	19,101	19,076	18,888	20,169
Consumer and home equity	10,770	10,178	10,362	12,038	12,272
Real estate - construction	7,039	7,390	9,784	9,319	10,931
Leasing	18,608	19,587	90	176	172
Total non-performing loans	$138,681	$139,678	$120,096	$123,744	$134,642

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2019	2018	2018	2018	2018
Shareholders' equity (tangible), per share
Shareholders' equity	$2,301,019	$2,247,573	$2,283,014	$2,245,785	$2,235,493
Less: Goodwill and intangible assets	(535,356)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,765,663	$1,716,017	$1,751,458	$1,714,229	$1,703,937

Shares outstanding, end of period (denominator)	169,923	170,184	176,019	175,847	175,404

Shareholders' equity (tangible), per share	$10.39	$10.08	$9.95	$9.75	$9.71

Return on average shareholders' equity (tangible)
Net income	$56,663	$58,083	$65,633	$35,197	$49,480
Plus: Intangible amortization, net of tax	85	—	—	—	—
Net income (numerator)	$56,748	$58,083	$65,633	$35,197	$49,480

Average shareholders' equity	$2,265,097	$2,281,669	$2,269,093	$2,246,904	$2,224,615
Less: Average goodwill and intangible assets	(531,767)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,733,330	$1,750,113	$1,737,537	$1,715,348	$1,693,059

Return on average shareholders' equity (tangible), annualized	13.28%	13.17%	14.99%	8.23%	11.85%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	$2,301,019	$2,247,573	$2,283,014	$2,245,785	$2,235,493
Less: Intangible assets	(535,356)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,765,663	$1,716,017	$1,751,458	$1,714,229	$1,703,937

Total assets	$20,974,649	$20,682,152	$20,364,810	$20,172,539	$19,948,941
Less: Intangible assets	(535,356)	(531,556)	(531,556)	(531,556)	(531,556)
Total tangible assets (denominator)	$20,439,293	$20,150,596	$19,833,254	$19,640,983	$19,417,385

Tangible Common Equity to Tangible Assets	8.64%	8.52%	8.83%	8.73%	8.78%

Efficiency ratio
Non-interest expense	$137,824	$140,685	$135,413	$133,345	$136,661
Less: Intangible amortization	(107)	—	—	—	—
Less: Amortization on tax credit investments	(1,491)	(6,538)	(1,637)	(1,637)	(1,637)
Non-interest expense (numerator)	$136,226	$134,147	$133,776	$131,708	$135,024

Net interest income (fully taxable equivalent)	$166,565	$166,124	$163,194	$159,027	$154,232
Plus: Total Non-interest income	46,751	49,523	51,033	49,094	45,875
Less: Investment securities gains	(65)	—	(14)	(4)	(19)
Net interest income (denominator)	$213,251	$215,647	$214,213	$208,117	$200,088

Efficiency ratio	63.9%	62.2%	62.5%	63.3%	67.5%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$147,693	$150,196	$130,780	$134,925	$145,386

Tangible shareholders' equity	$1,765,663	$1,716,017	1,751,458	1,714,229	$1,703,937
Plus: Allowance for credit losses	170,372	169,410	167,826	169,247	176,019
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,936,035	$1,885,427	$1,919,284	$1,883,476	$1,879,956

Non-performing assets to tangible shareholders' equity and allowance for credit losses	7.63%	7.97%	6.81%	7.16%	7.73%

Pre-provision net revenue
Net interest income	$163,315	$162,944	$160,127	$156,067	$151,318
Non-interest income	46,751	49,523	51,033	49,094	45,875
Less: Investment securities gains	(65)	—	(14)	(4)	(19)
Total revenue	$210,001	$212,467	$211,146	$205,157	$197,174

Non-interest expense	$137,824	$140,685	$135,413	$133,345	$136,661
Less: Amortization on tax credit investments	(1,491)	(6,538)	(1,637)	(1,637)	(1,637)
Less: Intangible amortization	(107)	—	—	—	—
Total non-interest expense	$136,226	$134,147	$133,776	$131,708	$135,024

Pre-provision net revenue	$73,775	$78,320	$77,370	$73,449	$62,150